UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 3, 2016

PERNIX THERAPEUTICS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 793-2145
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On November 4, 2016, the Board of Directors (the "Board") of Pernix Therapeutics Holdings, Inc. (the "Company") increased the size of the Board from three to five members and, upon the recommendation of the Nominating Committee of the Board, appointed Graham G. Miao, Ph.D., the Company's President and Chief Financial Officer, and Dennis H. Langer, M.D., J.D. to fill the newly-created vacancies on the Board, effective immediately. The Board also appointed Dr. Langer to the Audit, Compensation and Nominating Committees of the Board, effective immediately. With Dr. Langer's appointment to the Audit Committee, the Company has regained compliance with the "three independent member audit committee" requirement of NASDAQ Listing Rule 5605(c)(2)(A) within the specified cure period.

In connection with his appointment to the Board, Dr. Langer and the Company entered into an offer letter, dated October 27, 2016 (the "Offer Letter"). Pursuant to the Offer Letter, Dr. Langer is entitled to the same compensation and benefits made available to other non-employee directors of the Company and will also receive the same compensation provided to members of the Board's Audit, Compensation and Nominating Committees. As a non-employee director, Dr. Langer also received an initial option grant for 4,000 shares of the Company's common stock ("Common Stock") with an exercise price equal to the closing price of the Common Stock as reported on The NASDAQ Stock Market LLC the day immediately preceding the date of the grant. This initial option grant will vest over a four-year period, with 25% vesting on each year of the anniversary of the date of the grant.

The foregoing description of the Offer Letter is not complete and is qualified in its entirety by reference to the Offer Letter, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

There is no arrangement or understanding between either Dr. Miao or Dr. Langer and any other person pursuant to which either Dr. Miao or Dr. Langer was elected as director of the Company. There are no relationships or transactions in which either Dr. Miao or Dr. Langer has or will have an interest, or was or is a party, requiring disclosure under Item 404(a) of Regulation S-K.

On November 7, 2016, the Company issued a press release announcing the appointments of Dr. Miao and Dr. Langer to the Board. A copy of such press release relating to these appointments is attached hereto as Exhibit 99.1.

(e)

On November 3, 2016 (the "Effective Date"), the Company entered into employment agreements with each of John A. Sedor, the Company's Chief Executive Officer (the "Sedor Employment Agreement") and Dr. Miao, the Company's President and Chief Financial Officer (the "Miao Employment Agreement").

Sedor Employment Agreement

Pursuant to the Sedor Employment Agreement, Mr. Sedor will continue to serve as the Chief Executive Officer of the Company for a term beginning on the Effective Date and ending on the third anniversary of the Effective Date, which term automatically will be extended for successive one year periods, unless the Company or Mr. Sedor gives the other party written notice of non-renewal at least three months' prior to the applicable expiration date (subject to earlier termination as described below). Mr. Sedor also will continue to serve as Chairman of the Board, subject to the Board's right to elect a different person as Chairman, and, at his option, will continue as a member of the Board during the term of his employment, subject to the shareholders' election of Mr. Sedor to the Board during each year of his tenure.

Under the Sedor Employment Agreement, Mr. Sedor's annual base salary will continue to be $610,000 per year, which may be increased (but not decreased) annually by the Board or the Compensation Committee. Mr. Sedor is eligible to receive a sign-on bonus of $125,000, subject to the achievement of the following performance milestones in 2016: (i) achieve the objectives related to the operational restructuring resulting in a flattening management structure and the achievement of a sales force realignment that reduces and streamlines the two separate Company sales into one integrated sales force, (ii) ensure compliance with the Company's debt covenants in August and October 2016, and (iii) regain compliance with NASDAQ's listing requirements prior to the expiration of the grace period. If the performance milestones are achieved, as determined by the Board or the Compensation Committee, the sign-on bonus will be paid to Mr. Sedor in a cash lump sum no later than December 31, 2016. Mr. Sedor also is eligible to receive an annual bonus with respect to each calendar year, commencing with calendar year 2016, which will be payable based upon the achievement of certain performance objectives established by the Compensation Committee in consultation with Mr. Sedor. Mr. Sedor's target annual bonus will be equal to 75% of his base salary. The actual annual bonus payable to Mr. Sedor in any calendar year will be determined by the Board or the Compensation Committee, in its sole discretion, and may be less than or greater than Mr. Sedor's target annual bonus (but not greater than 200% of his target annual bonus). Commencing with calendar year 2017, Mr. Sedor will be eligible to receive annual equity awards based on the Company's and Mr. Sedor's actual performance, as determined by the Board or the Compensation Committee.

Commencing on November 1, 2016 and continuing until the earlier of September 1, 2018 or the end of the term of the Sedor Employment Agreement, the Company will pay Mr. Sedor a housing allowance of $6,300 per month for a residence located within fifty miles of the Company's offices in Morristown, NJ. Mr. Sedor also is eligible to participate in all employee benefit plans, practices and programs maintained by the Company on a basis no less favorable than is provided to other senior executives of the Company. Mr. Sedor is entitled to four weeks of paid vacation, which will be pro-rated in calendar year 2016 based on his partial year of service with the Company.

Under the Sedor Employment Agreement, Mr. Sedor received a one-time equity grant consisting of options to purchase 150,000 shares of the Company's common stock under the Amended and Restated Pernix Therapeutics Holdings, Inc. 2015 Omnibus Incentive Plan (the "2015 Plan") and 40,000 shares of the Company's common stock under the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan (the "2009 Plan") (the "Sedor Options") and 131,100 restricted stock units under the 2015 Plan (the "Sedor RSUs"). The Sedor Options and the Sedor RSUs each vest one-third per year, commencing on each anniversary of July 26, 2016, which is the date Mr. Sedor assumed the role of Chief Executive Officer, and will be subject to the terms of the applicable plan and underlying award agreements (the "Sedor Award Agreements").

Under the Sedor Employment Agreement, if Mr. Sedor's employment is terminated by the Company without "cause," by Mr. Sedor for "good reason" (as such terms are defined in the Sedor Employment Agreement), or due to the Company's election not to renew the Sedor Employment Agreement, Mr. Sedor will be entitled to (i) an amount equal to the sum of (x) 150% of his base salary in effect at the time of the termination of his employment, and (y) 150% of his target bonus amount, payable in substantially equal installments over an 18-month period, (ii) an amount equal to the annual cash bonus, if any, that Mr. Sedor would have earned in respect of the calendar year of his termination of employment based on the achievement of the applicable performance objectives for such year, pro-rated to reflect the number of days he was employed with the Company during such year, and (iii) reimbursements equal to 150% of the monthly COBRA premium that Mr. Sedor pays for him and his eligible dependents to continue participating in the Company's medical, dental, vision and prescription drug plans for a period of up to 18 months. If Mr. Sedor's employment terminates for any of the reasons set forth in the preceding sentence within 6 months prior to, or 24 months following, a "change in control" (as defined in the Sedor Employment Agreement), Mr. Sedor will instead be entitled to (i) an amount equal to two times the sum of his base salary and target bonus in effect at the time of the termination of his employment, payable in a lump sum, (ii) an amount equal to his target bonus, pro-rated to reflect the number of days he was employed with the Company during such year, (iii) reimbursements equal to 150% of the monthly COBRA premium that Mr. Sedor pays for him and his eligible dependents to continue participating in the Company's medical, dental, vision and prescription drug plans for a period of up to 18 months, and (iv) a lump sum cash payment equal to the product of (x) six and (y) an amount equal to 150% of the monthly COBRA premium that would be charged to similarly situated former senior executives of the Company, payable following the eighteen month anniversary of Mr. Sedor's termination of employment, provided that he is not then eligible to receive coverage from another employer.

In addition to the payments set forth in the preceding paragraph, upon the termination of Mr. Sedor's employment without "cause," for "good reason," or due to the Company's election not to renew the Sedor Employment Agreement, all of Mr. Sedor's outstanding equity awards will become fully vested as of the date his employment terminates. Mr. Sedor also will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment. The payments and benefits set forth above are subject to Mr. Sedor's execution of a release of claims.

Pursuant to the Sedor Employment Agreement, if Mr. Sedor's employment is terminated by the Company for "cause," by Mr. Sedor without "good reason" or by reason of Mr. Sedor's death or "disability" (as such term is defined in the Sedor Employment Agreement), Mr. Sedor (or his estate or beneficiaries, as applicable) will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment. In the event of Mr. Sedor's death, his beneficiaries will be entitled to receive any Company life insurance benefits in which Mr. Sedor was covered at the time of his death. In the event of Mr. Sedor's "disability," he will be entitled to receive any disability benefits under any applicable long-term disability plan of the Company that covers Mr. Sedor.

Pursuant to the Sedor Employment Agreement, during Mr. Sedor's employment with the Company and for a one-year period thereafter, Mr. Sedor is subject to non-compete and non- solicit covenants. The Sedor Employment Agreement also contains customary nondisclosure, clawback/recoupment and nondisparagement covenants. The Company also has agreed to pay to Mr. Sedor's attorneys' fees incurred in connection with the negotiation of the Sedor Employment Agreement.

The foregoing description of the Sedor Employment Agreement and the Sedor Award Agreements is not complete and is qualified in its entirety by reference to the Sedor Employment Agreement and the Sedor Award Agreements, which are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, and are incorporated herein by reference.

Miao Employment Agreement

Pursuant to the Miao Employment Agreement, Dr. Miao will continue to serve as the President and Chief Financial Officer of the Company for a term beginning on the Effective Date and ending on the third anniversary of the Effective Date, which term automatically will be extended for successive one year periods, unless the Company or Dr. Miao gives the other party written notice of non-renewal at least three months' prior to the applicable expiration date (subject to earlier termination as described below). Dr. Miao also will be appointed to the Board and, at his option, will continue as a member of the Board during the term of his employment, subject to the shareholders' election of Dr. Miao to the Board during each year of his tenure.

Under the Miao Employment Agreement, Dr. Miao's annual base salary will continue to be $501,000 per year, which may be increased (but not decreased) annually by the Board or the Compensation Committee. Dr. Miao is eligible to receive a sign-on bonus of $100,000, subject to the achievement of the following performance milestones in 2016: (i) achieve the objectives related to the operational restructuring resulting in a flattening management structure and the achievement of a sales force realignment that reduces and streamlines the two separate Company sales into one integrated sales force, (ii) ensure compliance with the Company's debt covenants in August and October 2016, and (iii) regain compliance with NASDAQ's listing requirements prior to the expiration of the grace period. If the performance milestones are achieved, as determined by the Board or the Compensation Committee, the sign-on bonus will be paid to Dr. Miao in a cash lump sum no later than December 31, 2016. Dr. Miao also is eligible to receive an annual bonus with respect to each calendar year, commencing with calendar year 2016, which will be payable based upon the achievement of certain performance objectives established by the Compensation Committee in consultation with Dr. Miao. Dr. Miao's target annual bonus will be equal to 60% of his base salary. The actual annual bonus payable to Dr. Miao in any calendar year will be determined by the Board or the Compensation Committee, in its sole discretion, and may be less than or greater than Dr. Miao's target annual bonus (but not greater than 200% of his target annual bonus). Commencing with calendar year 2017, Dr. Miao will be eligible to receive annual equity awards based on the Company's and Dr. Miao's actual performance, as determined by the Board or the Compensation Committee. Dr. Miao is also eligible to participate in all employee benefit plans, practices and programs maintained by the Company on a basis no less favorable than is provided to other senior executives of the Company. Dr. Miao will be entitled to four weeks of paid vacation, which will be pro-rated in calendar year 2016 based on his partial year of service with the Company.

Under the Miao Employment Agreement, Dr. Miao received a one-time equity grant consisting of an option to purchase 95,000 shares of the Company's common stock under the 2009 Plan (the "Miao Option") and 65,500 restricted stock units under the 2015 Plan (the "Miao RSUs"). The Miao Option and the Miao RSUs each vest one-third per year, commencing on each anniversary of July 26, 2016, which is the date Dr. Miao assumed the role of President and Chief Financial Officer, and will be subject to the terms of the applicable plan and underlying award agreements (the "Miao Award Agreements").

Under the Miao Employment Agreement, if Dr. Miao's employment is terminated by the Company without "cause," by Dr. Miao for "good reason" (as such terms are defined in the Miao Employment Agreement), or due to the Company's election not to renew the Miao Employment Agreement, Dr. Miao will be entitled to (i) an amount equal to the sum of (x) 100% of his base salary in effect at the time of the termination of his employment and (y) 100% of his target bonus amount, payable in substantially equal installments over a 12-month period, (ii) an amount equal to the annual cash bonus, if any, that Dr. Miao would have earned in respect of the calendar year of his termination of employment based on the achievement of the applicable performance objectives for such year, pro-rated to reflect the number of days he was employed with the Company during such year, and (iii) reimbursements equal to 150% of the monthly COBRA premium that Dr. Miao pays for him and his eligible dependents to continue participating in the Company's medical, dental, vision and prescription drug plans for a period of up to 12 months. If Dr. Miao's employment terminates for any of the reasons set forth in the preceding sentence within 6 months prior to, or 24 months following, a "change in control" (as such term is defined in the Miao Employment Agreement), Dr. Miao will instead be entitled to (i) an amount equal to two times the sum of his base salary and target bonus in effect at the time of the termination of his employment, payable in a lump sum, (ii) an amount equal to his target bonus, pro-rated to reflect the number of days he was employed with the Company during such year, (iii) reimbursements equal to 150% of the monthly COBRA premium that Dr. Miao pays for him and his eligible dependents to continue participating in the Company's medical, dental, vision and prescription drug plans for a period of up to 18 months, and (iv) a lump sum cash payment equal to the product of (x) six and (y) an amount equal to 150% of the monthly COBRA premium that would be charged to similarly situated former senior executives of the Company, payable following the eighteen month anniversary of Dr. Miao's termination of employment, provided that he is not then eligible to receive coverage from another employer.

In addition to the payments set forth in the preceding paragraph, upon the termination of Dr. Miao's employment without "cause," for "good reason," or due to the Company's election not to renew the Miao Employment Agreement, all of Dr. Miao's outstanding equity awards will become fully vested as of the date his employment terminates. Dr. Miao also will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment. The payments and benefits set forth above are subject to Dr. Miao's execution of a release of claims.

Pursuant to the Miao Employment Agreement, if Dr. Miao's employment is terminated by the Company for "cause," by Dr. Miao without "good reason" or by reason of Dr. Miao's death or "disability" (as such term is defined in the Miao Employment Agreement), Dr. Miao (or his estate or beneficiaries, as applicable) will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment. In the event of Dr. Miao's death, his beneficiaries will be entitled to receive any Company life insurance benefits in which Dr. Miao was covered at the time of his death. In the event of Dr. Miao's "disability," he will be entitled to receive any disability benefits under any applicable long-term disability plan of the Company that covers Dr. Miao.

Pursuant to the Miao Employment Agreement, during Dr. Miao's employment with the Company and for a one-year period thereafter, Dr. Miao is subject to non-compete and non-solicit covenants. The Miao Employment Agreement also contains customary nondisclosure, clawback/recoupment and nondisparagement covenants. The Company also has agreed to pay to Dr. Miao's attorneys' fees incurred in connection with the negotiation of the Miao Employment Agreement.

The foregoing description of the Miao Employment Agreement and the Miao Award Agreements is not complete and is qualified in its entirety by reference to the Miao Employment Agreement and the Miao Award Agreements, which are attached hereto as Exhibits 10.6, 10.7 and 10.8, and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

10.1	Offer Letter, dated October 27, 2016, by and between Pernix Therapeutics Holdings, Inc. and Dennis H. Langer, M.D., J.D.

10.2	Employment Agreement, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and John A. Sedor.

10.3

Nonqualified Stock Option Agreement under the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and John A. Sedor.

10.4

Nonqualified Stock Option Agreement under the Amended and Restated Pernix Therapeutics Holdings, Inc. 2015 Omnibus Incentive Plan, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and John A. Sedor.

10.5

Restricted Share Unit Agreement under the Amended and Restated Pernix Therapeutics Holdings, Inc. 2015 Omnibus Incentive Plan, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and John A. Sedor.

10.6	Employment Agreement, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and Graham G. Miao, Ph.D.

10.7

Nonqualified Stock Option Agreement under the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and Graham G. Miao, Ph.D.

10.8

Restricted Share Unit Agreement under the Amended and Restated Pernix Therapeutics Holdings, Inc. 2015 Omnibus Incentive Plan, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and Graham G. Miao, Ph.D.

99.1	Press release by Pernix Therapeutics Holdings, Inc. dated November 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Date: November 7, 2016	By:	/s/ John A. Sedor
John A. Sedor
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

10.1	Offer Letter, dated October 27, 2016, by and between Pernix Therapeutics Holdings, Inc. and Dennis H. Langer, M.D., J.D.

10.2	Employment Agreement, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and John A. Sedor.

10.3

Nonqualified Stock Option Agreement under the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and John A. Sedor.

10.4

Nonqualified Stock Option Agreement under the Amended and Restated Pernix Therapeutics Holdings, Inc. 2015 Omnibus Incentive Plan, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and John A. Sedor.

10.5

Restricted Share Unit Agreement under the Amended and Restated Pernix Therapeutics Holdings, Inc. 2015 Omnibus Incentive Plan, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and John A. Sedor.

10.6	Employment Agreement, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and Graham G. Miao, Ph.D.

10.7

Nonqualified Stock Option Agreement under the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and Graham G. Miao, Ph.D.

10.8

Restricted Share Unit Agreement under the Amended and Restated Pernix Therapeutics Holdings, Inc. 2015 Omnibus Incentive Plan, dated November 3, 2016, by and between Pernix Therapeutics Holdings, Inc. and Graham G. Miao, Ph.D.

99.1	Press release by Pernix Therapeutics Holdings, Inc. dated November 7, 2016.